SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report: September 4, 2002



                           CompleTel Europe N.V.
             (Exact Name of Registrant as Specified in Charter)


       The Netherlands             000-30075                   98-0202823
        (State or other            (Commission                (IRS Employer
        jurisdiction of            File Number)               Identification #)
        incorporation)


                                  Blaak 16
                     3011 TA Rotterdam, The Netherlands
                  (Address of Principal Executive Office)


                              (31) 10 43 00844
            (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.
---------------------

The parties to the Restructuring Agreement, dated as of May 15, 2002, by and among the CompleTel Europe N.V. (the "Registrant"), CompleTel SAS, Estel S.A., CompleTel Escrow B.V., Meritage Private Equity Fund, L.P. and Meritage Private Equity Parallel Fund, L.P. and Meritage Entrepreneurs Fund, L.P., DeGeorge Telcom Holdings Limited Partnership, and the consenting noteholders named therein have entered into Amendment No. 1 to the Restructuring Agreement as of July 29, 2002. Amendment No. 1 to the Restructuring Agreement is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Amendment No. 1 to Restructuring Agreement, dated as of July 29, 2002, in connection with the Registrant's recapitalization plan.

99.2 Press Release announcing that the Dutch bankruptcy court granted its approval of the Registrant's Akkoord plan.


ITEM 9.   REGULATION FD DISCLOSURE.
----------------------------------

On September 4, 2002, the Registrant issued a press release announcing that the Dutch bankruptcy court granted its approval of the Registrant's Akkoord plan. The press release is attached hereto as Exhibit 99.2.



                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            COMPLETEL EUROPE N.V.


Date: September 4, 2002                     By: /s/ Alexandre Westphalen
                                               --------------------------------
                                               Alexandre Westphalen
                                               Vice-President - Finance

                                                               Exhibit 99.1
                                                               ------------

                                                      Conformed Filing Copy


                 AMENDMENT NO. 1 TO RESTRUCTURING AGREEMENT

       The parties (the "Parties") to the Restructuring Agreement (the "Restructuring Agreement") dated as of May 15, 2002, by and among Completel Europe N.V. (the "Company"), CompleTel SAS, Estel S.A., CompleTel Escrow B.V., Meritage Private Equity Fund, L.P. and Meritage Private Equity Parallel Fund, L.P. and Meritage Entrepreneurs Fund, L.P. (collectively, "Meritage"), De George Telcom Holdings Limited Partnership ("De George"), and the Consenting Noteholders named therein, hereby amend the Restructuring Agreement and the term sheet attached thereto as Exhibit B (the "Term Sheet") pursuant to this AMENDMENT No. 1, dated as of July 29, 2002 (this "Amendment"). Capitalized terms used without definition in this Amendment shall have the meaning set forth in the Restructuring Agreement.

                                  RECITALS

       WHEREAS, French securities market authorities have requested, in relation to the proposed listing on Euronext Paris of the Shares to be issued by the Company in the Restructuring (the "Listing"), that the Company issue warrants to purchase Ordinary Shares to its existing ordinary shareholders on substantially the terms set forth in Annex B1 to the Term Sheet;

       WHEREAS, the French securities market authorities have also requested, in relation to the Listing, that the Company adjust the nominal value of the Preferred Shares so that the Preferred Shares have a market value per share that is significantly higher than the market value per share typically associated with securities held by the retail public and, in order to meet this request, the Parties wish to decrease the number of Preferred Shares issued in the Restructuring by a factor of 100 by virtue of a 100-1 reverse share split (the "100-1 Reverse Share Split") with a corresponding increase by a factor of 100 in the liquidation preference, voting, conversion and similar rights without, however, affecting the aggregate voting rights and economic terms of each class of Preferred Shares;

       WHEREAS, the Parties also desire that, following the Restructuring, the Company be able to issue warrants to certain individuals who agree to become Supervisory Directors;

       WHEREAS, the Parties desire that the Company institutes a 670-1 reverse share split (the "670-1 Reverse Share Split") so as to increase the likely trading price of all of the Company's outstanding shares following the Restructuring; and

       WHEREAS, each of the Parties wishes to amend the Term Sheet in certain respects to accommodate the foregoing and to correct certain typographical errors in the original version of the Term Sheet, upon the terms and conditions specified herein;

       NOW, THEREFORE, in consideration of the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

       Section 1. Amendment. The Term Sheet is hereby amended in its entirety to read as set forth in Annex B hereto.

       Section 2. New Director Warrants. The parties agree that the Company may grant warrants to the four supervisory board directors referred to in
Section VII, subsection "Board Composition" of the Term Sheet, to purchase up to 52,000 Ordinary Shares at a purchase price of (euro)10.05 per ordinary share (the "New Director Warrants"), on the basis set forth in
Section II of the warrant term sheet that is attached to this Amendment as Annex B1 (the "Warrant Term Sheet"). For purposes of clarity, the Ordinary Shares issuable pursuant to the New Director Warrants are independent of and therefore in addition to any shares in the Company to be made available
(i) under the Management Stock Option Plan (in which such directors would ineligible to participate), or (ii) pursuant to the Warrants described in the Warrant Term Sheet.

       Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon the execution and delivery of counterparts hereof by the Parties.

       Section 4. Miscellaneous.

       (a) Except as expressly amended hereby, nothing in this Amendment shall be construed as an amendment or waiver of any provision of the Restructuring Agreement, and except as so amended or waived, the Restructuring Agreement shall remain unchanged and in full force and effect.

       (b) This Amendment is governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction.

       (c) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

       (d) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


       [The balance of this page has been left blank intentionally.]


       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized representatives as of the date first above written.

                          COMPLETEL EUROPE N.V.


                          By:    /s/ Marie-Laure Weisberg
                                 -----------------------------------------
                                 Marie-Laure Weisberg

                          COMPLETEL SAS


                          By:    /s/ Jehan Coquebert de Neuville
                                 -----------------------------------------
                                 Jehan Coquebert de Neuville

                          COMPLETEL ESCROW BV


                          By:    /s/ Mees Pierson Trust B. V.
                                 -----------------------------------------

                          ESTEL SA


                          By:    /s/ Jehan Coquebert de Neuville
                                 -----------------------------------------
                                 Jehan Coquebert de Neuville

                          Meritage Private Equity Fund, L.P.
                          Meritage Private Equity Parallel Fund, L.P.
                          Meritage Entrepreneurs Fund, L.P.

                          By: Meritage Investment Partners, LLC, its general partner


                          By:    /s/ John Garrett
                                 -----------------------------------------
                                 John Garrett

                          DeGeorge Telcom Holdings Limited Partnership

                          By:    DeGeorge Telecom, LLC, its general partner


                          By:    /s/ Lawrence F. De George
                                 -----------------------------------------
                                 Lawrence F.  De George, its Manager


                    [FORM OF NOTEHOLDER SIGNATURE PAGE]

                          /s/ Name of Noteholder

                          By:    /s/ Authorized Signatory
                                 -----------------------------------------
                                 Name:
                                 Title:



                                 Exhibit B

                   Restructuring of CompleTel Europe N.V.

                                 Term Sheet

Capitalized terms not otherwise defined in this Term Sheet have the meanings set forth in the Restructuring Agreement to which this Exhibit B is part, the Amendment No. 1 to the Restructuring Agreement and the Warrant Term Sheet. The number of Units, Ordinary Shares and Preferred Shares to be issued as described in this Term Sheet assume a 670-to-one reverse share split of the Company's currently outstanding ordinary shares (the "670-1 Reverse Share Split") and a reduction in capital that will result in the Company's equity shares having a par value of (euro)0.04/share, which shall both be effected prior to the consummation of the Restructuring. Immediately following consummation of the Restructuring, the Company will effect a further 100-to-one reverse share split of the Preferred Shares (the "100-1 Reverse Share Split"), with a corresponding increase by a factor of 100 in the liquidation preference, voting, conversion and similar rights, but such that the aggregate par value, voting rights, liquidation preferences and other terms of each class of Preferred Shares remain unchanged.

I. DEBT EXCHANGE                              To be effected through an Akkoord.

         HY1 Notes.....................       The HY1 Notes, representing an aggregate accreted value of
                                              $94,074,350 as of April 15, 2002, will be exchanged for Preferred B
                                              Shares and Ordinary Shares at the following rate: each $1,000 of accreted value of HY1 Notes will be converted into 5,004.58/670
                                              Preferred B Shares and 5,004.58/670 Ordinary Shares (such that the equivalent of(euro)1,000 of accreted value of HY1 Notes shall convert into 4,471.6/670 Preferred B Shares and 4,471.6/670 Ordinary Shares),
                                              with any fractional entitlement to shares in respect of a holder's aggregate holding of HY1 Notes rounded to the nearest share.

         HY2 Notes.....................       The HY2 Notes, representing an aggregate principal amount of
                                              (euro)121.9 million, will be exchanged for: Preferred B Shares and
                                              Ordinary Shares at the following rate: each(euro)1,000 principal amount of HY2 Notes shall convert into 4,163.6/670 Preferred B Shares and 4,163.6/670 Ordinary Shares, with any fractional entitlement to shares in respect of a holder's aggregate holding of HY2 Notes rounded to the nearest share.

                                              In connection with such exchange, the remaining balance of the HY2
                                              Securities Account (approx. (euro)17.0 million as of April 22, 2002)
                                              will be paid to each of the HY2 Noteholders.

II.  ADDITIONAL FINANCING

         Source........................       Up to(euro)47.0 million, to take place in the form of: (a) the
                                              Capital Infusion of(euro)30.0 million, (b) Reinvestments of not less than(euro)7.0 million, (c) any management investment of up to(euro)1.0 million (the "Management Investment"), (d) the proceeds from the exercise of warrants issued to the Company's existing shareholders ("Warrants") representing up to 333,000 Ordinary Shares, at an exercise price of(euro)10.05 per Ordinary Share and (e) any
                                              Additional Equity Investment permitted as described in "Alternative
                                              Financing" of this Section II.

         Securities....................       Preferred A Shares, Ordinary Shares and/or C Shares.

         Units Offering................       In respect of all equity investments other than shares issued pursuant to the exercise of the Warrants: 1,840,796 Units, each consisting of one Preferred A Share and one Ordinary Share, on the
                                              basis of an aggregate investment of(euro)37.0 million. To be increased proportionately with regard to Reinvestments in Units of greater than(euro)7.0 million in the aggregate (it being understood that the Company has received commitments in respect of Reinvestments totalling an additional(euro)2,873,567), and to be applied on a similar basis in respect of Units issued in relation to any
                                              Management Investment and Additional Equity Investment. To the extent any issuance of Units occurs after the 100-1 Reverse Share Split, each such Unit will consist of one Preferred A Share and 100 Ordinary
                                              Shares, subject, however, to an aggregate limit of(euro)47 million on the aggregate issue price of all Units, together with the aggregate strike price of all Warrants that are exercised in accordance with their terms or that have been issued, have not been exercised, and have not expired.

         Purchase Price................       (euro)20.10 per Unit (the "Unit Purchase Price"), provided, that to the extent any issuance of Units occurs after the 100-1 Reverse Share
                                              Split, the Unit Purchase Price of such Units shall be (euro)2,010.00.

                                              In addition to the Units, in return for the Capital Infusion the
                                              Equity Investors will be issued on a pro rata basis, subject to
                                              Section VI hereof, that number of C Shares that will cause the Equity
                                              Investors and their affiliates to have the same amount of voting rights as the (former) Noteholders and their affiliates, taking into account all Reinvestments, any Additional Equity Investment and any
                                              exercise of the Reinvestment Backstop Rights and Warrant Backstop
                                              Rights.

         Reinvestments.................       Reinvestments of a minimum of(euro)7.0 million, representing all or part of their share of the proceeds of the HY2 Securities Account, by certain of the Consenting Noteholders that hold HY2 Notes (the
                                              "Minimum Reinvestment"), shall be a condition to the Restructuring.
                                              HY2 Noteholders had the option to agree by 22 May 2002 to make further Reinvestments of up to an additional (euro)10.0 million, and the Company has received commitments from HY2 Noteholders for
                                              Reinvestments totalling an aggregate of a further (euro)2,873,567, representing the issue of a further 142,964 Units. Reinvestment
                                              Amounts have been calculated on the assumption that the aggregate proceeds of the HY2 Securities Account shall be (euro)17.0 million;
                                              to the extent that such proceeds are more or less than(euro)17.0 million, the level of Reinvestments shall be increased or decreased proportionately.

         Allocation of Additional
         Preferred B Shares and
         Ordinary Shares...............       To the extent that the full amount of their corresponding portions of the HY2 Securities Account have been reinvested, holders of HY2 Notes will in respect of each (euro)1,000 principal amount of HY2 Notes held by them, receive 0.4597 additional Preferred B shares and 0.4597 additional Ordinary Shares.

         Investors.....................       The Capital Infusion shall be an investment by certain Meritage
                                              Private Equity Funds and DeGeorge Telcom Holdings of(euro)30 million in the aggregate.

                                              The Minimum Reinvestment shall be made by certain of the Consenting
                                              Noteholders that hold HY2 Notes.

                                              Any Management Investment shall be made by members of the Company's management (excluding the members of its Supervisory Board) upon consummation of the Restructuring.

         Alternative Financing.........       Up to 30 November 2002, the Company may issue additional Units
                                              (subject to the overall(euro)47.0 million limitation described above under "Source") to Noteholders, the Equity Investors, third party investors and/or members of the Company's Supervisory Board (the
                                              "Additional Equity Investment"). To the extent that, on December 14,
                                              2002, the Additional Equity Investment, plus the sum of Reinvestment
                                              Amounts and Management Investment actually received by the Company by
                                              30 November 2002, plus the aggregate strike price of any outstanding
                                              Warrants, is less than(euro)17.0 million, the Company shall issue to holders of Preferred Shares, pro rata, the right (the "Reinvestment
                                              Backstop Rights"), exercisable until the end of the Exercise Period for the Warrants, to subscribe to additional Units, at the Unit
                                              Purchase Price, to make up such difference. To the extent that the
                                              Warrants are not all exercised at the end of the exercise period for the Warrants, the Company shall issue to the holders of Preferred
                                              Shares, pro rata, the right, exercisable for a period of four weeks following expiration of the Exercise Period for the Warrants (the
                                              "Warrant Backstop Rights"), to subscribe, at the Warrant Exercise
                                              Price, to the Ordinary Shares underlying any unexercised Warrants. If the total proceeds received by the Company from Reinvestments, the
                                              Management Investment, the Additional Equity Investment, the exercise of any Reinvestment Backstop Rights, the Warrants and the exercise of any Warrant Backstop Rights (together, the "Original Investment
                                              Proceeds") are less than(euro)17.0 million, as regards and to the extent of the difference between(euro)17.0 million and the aggregate amount of the Original Investment Proceeds, the Company may either
                                              (a) issue additional Units to third-party investors or members of the
                                              Company's Management or Supervisory Board, in either case for issuance within 60 days following the expiration of the Exercise
                                              Period for the Warrants, or (b) raise such amount in the form of term debt on commercially reasonable terms approved as such by the
                                              Supervisory Board; provided, that the Company has obtained a customary written funding commitment with respect to such term debt no later than 90 days following the expiration of the Exercise Period for the Warrants.

III. MANAGEMENT STOCK OPTION
     PLAN

         General.......................       Post consummation of the Restructuring, the Company will put into place the stock option plan (the "Management Stock Option Plan") on the terms set out below. No greater than 8% of the Stock shall be available under the Management Stock Option Plan.

                                              Changes to the Management Stock Option Plan will be subject to a two-thirds majority of the Supervisory Board.

         Tranche 1.....................       33% of the Management Stock Options granted at closing as follows:
                                                 o        8.25% vesting June 30, 2003, strike at(euro)11.59
                                                 o        8.25% vesting June 30, 2004, strike at(euro)13.27
                                                 o        8.25% vesting June 30, 2005, strike at(euro)15.28
                                                 o        8.25% vesting June 30, 2006, strike at(euro)17.55

         Tranche 2.....................       67% options granting and vesting as follows:

                                                 o        30%   granted   at  closing   and,   if   following   the
                                                          consummation  of  the   Restructuring   the  Company  has
                                                          achieved  two  consecutive  quarters of positive  EBITDA,
                                                          then
                                                          o        50% of which  shall  vest on June  30,  2003,  strike  at
                                                                   (euro)11.59
                                                          o        50% of which  shall  vest on June  30,  2004,  strike  at
                                                                   (euro)13.27

                                                 o        37% granted at closing and, if following the consummation
                                                          of the Restructuring the Company has achieved 2
                                                          consecutive quarters of positive Free Cash Flow, then

                                                          o        50% of which shall vest on June 30, 2005, strike at
                                                                   (euro)15.28

                                                          o        50% of which shall vest on June 30, 2006, strike at
                                                                   (euro)17.55

                                              For the purposes of this Section III:

                                              "EBITDA" shall mean, for any period, consolidated net income for such period, adjusted to deduct any extraordinary and nonrecurring gains), plus, to the extent such amount was deducted in calculating such adjusted consolidated net income,

                                                        (1)  consolidated interest expense,

                                                        (2) income taxes  (other than income taxes  attributable
                                              to extraordinary and nonrecurring gains),

                                                        (3)  depreciation expense, and

                                                        (4)  amortization expense.

                                              all as  determined  on a  consolidated  basis in  conformity  with applicable GAAP.

                                              "Free Cash Flow" shall mean EBITDA less cash tax payments, cash interest payments and capital expenditures, plus decreases and minus increases in working capital, as the case may be, all as determined on a consolidated basis in conformity with applicable GAAP.

IV. POST-RESTRUCTURING OWNERSHIP              Giving effect to the Debt Exchange as contemplated in Section I hereof, and the Capital Infusion and all Reinvestments contemplated in Section II hereof (but without giving effect to the issuance of
                                              Ordinary Shares pursuant to the Warrants), the percentage ownership of the Company pre the issue of any Management Stock Options on as-converted basis will be as follows:


                                                                             Escrow reinvested
                                              Summary at Closing        7.0     10.0     13.0   17.0
                                              -------------------------------------------------------

                                              Investors                 43.2%   41.4%   39.8%   37.8%
                                              Escrow                    10.1%   13.8%   17.2%   21.4%
                                              Noteholders               43.2%   41.4%   39.8%   37.8%
                                              Existing                   3.5%    3.3%    3.2%    3.0%
                                              Mgt Pool                   0.0%    0.0%    0.0%    0.0%
                                              -------------------------------------------------------
                                              Total                    100.0%  100.0%  100.0%  100.0%

                                              In the event of the exercise of all the Management Stock Options contemplated in Section III hereof, ownership of the Company on an as-converted basis will be as follows:


                                                                             Escrow reinvested
                                              Summary Year 4            7.0     10.0     13.0   17.0
                                              -------------------------------------------------------

                                              Investors                 39.8%   38.2%   36.8%   35.1%
                                              Escrow                     9.3%   12.7%   16.0%   19.9%
                                              Noteholders               39.8%   38.2%   36.8%   35.1%
                                              Existing                   3.2%    3.1%    3.0%    2.8%
                                              Mgt Pool                   8.0%    7.7%    7.4%    7.1%
                                              -------------------------------------------------------
                                              Total                    100.0%  100.0%  100.0%  100.0%


                                              All Shares (issued in accordance with Section 18(j) of the
                                              Restructuring Agreement), shall be freely tradable upon consummation of the Restructuring, subject to the matters described in the acknowledgement in the first sentence and sub-section (v) of the second sentence of Section 32 of the Restructuring Agreement.

Director Warrants......................       Post  consummation  of the  Restructuring,  the Company will issue
                                              Director  Warrants to its  Supervisory  Board Directors B and C on
                                              the basis described in Part II of the attached Warrant Term Sheet

V. TERMS OF THE PREFERRED                     This sets out the in principle terms of the Preferred Shares.
    SHARES

         Ranking in Liquidation........       The Preferred A Shares will rank senior in right of payment to the
                                              Preferred B Shares and the Ordinary Shares. The Preferred B Shares
                                              will rank junior to the Preferred A Shares in right of payment and senior to the Ordinary Shares.

         Conversion Rights.............       Each Preferred Share shall be convertible into Ordinary Shares at any time at the option of the holder of the Preferred Share. The
                                              Preferred Shares shall initially be convertible on a share-for-share basis, subject to customary anti-dilution adjustments in relation to share dividends and share splits and similar transactions. Following the 100-1 Reverse Share Split, each Preferred Share will be convertible into 100 Ordinary Shares. All Preferred Shares shall at any time be subject to mandatory conversion at the election of the holders of two-thirds in aggregate of the outstanding Preferred
                                              Shares.

         Terms of Liquidation                 Upon a sale or liquidation of the Company (each a "Liquidation  Event")
         Preference....................       each holder of Preferred Shares shall be entitled to receive, prior to any distribution to the holder of any other equity security of the
                                              Company, an amount in cash equal to(euro)20.10 per share (the
                                              "Liquidation Amount"). Following the 100-1 Reverse Share Split, the
                                              Liquidation Amount shall be(euro)2,010.00

                                              Notwithstanding the foregoing, in the event that the assets available for distribution on a Liquidation Event are insufficient to pay the full Liquidation Amount of the Preferred Shares, the holders of
                                              Preferred A Shares shall be entitled to receive full payment of their
                                              Liquidation Amount prior to any payment with respect to the
                                              Liquidation Amount payable to Preferred B Shares. Once the holders of
                                              Preferred Shares have received full payment of their Liquidation
                                              Amount, all subsequent distributions shall be made pro-rata to the holders of Preferred Shares and Ordinary Shares on an as-converted basis.

         Voting Rights.................       The Preferred Shares shall vote with the Ordinary Shares on an as-converted basis on all matters submitted for approval by the
                                              Company's shareholders, with each share entitled to one vote.
                                              Following the 100-1 Reverse Share Split, each Preferred Share will be entitled to 100 votes, such that the aggregate number of votes exercisable by each class of Preferred Shares remains unchanged.

                                              In addition, the affirmative vote of a majority of each of the
                                              Preferred A Shares and Preferred B Shares voting as separate classes of Shares shall be required to approve a sale of the Company
                                              (including by way of a merger or a sale of substantially all its assets), to which the Company is a party (a "Company Sale"), at a value less than the full Liquidation Amount of all the Preferred
                                              Shares.

         Dividends.....................       The Preferred Shares will pay the same dividends at the same rate, relative to their nominal value, as the Ordinary Shares until June
                                              30, 2004 (with the result that, following the 100-1 Reverse Share
                                              Split, each Preferred Share will be entitled to a dividend in an amount per share that is 100 times that of an Ordinary Share) and shall accrue dividends starting July 1, 2004 at the rate of 11.0% of the Liquidation Amount per annum, payable in cash. To the extent not paid when due, accrued dividends will accumulate and compound on a quarterly basis.

         Redemption Rights.............       The Company shall be obligated to redeem the Preferred Shares for cash on June 30, 2007 at a redemption price equal to three times the
                                              Liquidation Amount and, subject to the feasibility of structuring such an arrangement under Dutch law, at the option of the holder upon the occurrence of a Company Sale, at a redemption price equal to the
                                              Liquidation Amount, in each case adjusted for any accrued and unpaid dividends.

                                              Upon the occurrence of a Company Sale, the holders of the Preferred A
                                              Shares shall each have the right to subscribe, at their nominal value, to that number of C Shares that, when taken together with such
                                              Preferred A Shares, would give such holders sufficient voting rights to cause the Company to effect a voluntary liquidation; provided, however that if such Company Sale is not consummated or is unwound or if the holders of the Preferred A Shares attempt to exercise their voting rights with respect to such C Shares for any other purpose, the Company shall have the right to reacquire such C Shares at their original subscription price; and, provided, further, that the subscription right described above shall lapse immediately upon the
                                              Equity Investors transferring (other than a transfer to their affiliate or another Equity Investor) or converting an aggregate of one half of the Preferred A Shares issued to them in connection with the Capital Infusion.

                                              Notwithstanding the foregoing, in the event the Company does not have sufficient funds to redeem all Preferred Shares, the holders of
                                              Preferred A Shares shall be entitled to receive one times the
                                              Liquidation Amount (adjusted for any accrued and unpaid dividends)
                                              prior to any payment to the holders of Preferred B Shares. Any surplus shall then be used to repay one times the Liquidation Amount of the Preferred B Shares (adjusted for any accrued and unpaid dividends). In the case of a redemption that is not in connection with a Company Sale, any surplus shall then be distributed proportionally to the holders of the Preferred Shares up to the remaining balance of three times its Liquidation Amount (adjusted for any accrued and unpaid dividends).

VI. TERMS OF THE C SHARES                     This sets out the in principle terms of the C Shares.

         Voting Rights and Par
         Value.........................       The C Shares shall have the same par value as the Ordinary Shares and will therefore carry the same voting rights as the Ordinary Shares.

         Ranking.......................       The C Shares will be subordinate in respect of the other classes of shares in the sense that:

                                              o        the C Shares shall only be entitled to dividends equal to
                                                       0.01% of the par value of shares and will only be entitled thereto after all classes of shares other than Ordinary
                                                       Shares have been paid out.

                                              o        the C Shares shall only be entitled in a liquidation to an amount not exceeding the par value of the C shares and will only be entitled thereto after the holders of the Preferred
                                                       Shares have been paid the Liquidation Amount per share to
                                                       which they are entitled.

                                              o        the C Shares  shall not be entitled to any  distributions
                                                       from any general reserve of the Company.

         Redemption....................       The C Shares other than any C Shares issued in the circumstances described above under "V. Terms of the Preferred Shares - Redemption
                                              Rights" may be cancelled as an entire class with redemption of the par value of the C Shares upon the occurrence of the Threshold Event described below.

         Restrictions on Transfer......       The articles will provide for a restriction clause to the effect that if a registered holder of such shares wishes to transfer his C
                                              Shares, such transfer will require the prior approval of the
                                              Supervisory Board of the Company.

         C Share Trust.................       The C Shares other than any C Shares issued in the circumstances described above under "V. Terms of the Preferred Shares - Redemption
                                              Rights" will be held by a reputable financial institution or other entity (the "C Share Trustee") mutually agreed by the Equity
                                              Investors and a Noteholder Approval. The C Share Trustee will hold the C Shares pursuant to a trust instrument that will provide as follows:

                                              o        The C Share Trustee will undertake, for the benefit of the
                                                       Company and the holders of the Preferred B Shares, that it will not transfer the C Shares to any party other than to
                                                       the Company or, in the event the C Share Trustee resigns, a replacement C Share Trustee of recognized standing agreed by the Company.


                                              o        In the event of any distribution in respect of the C shares, the C Share Trustee will first pay any outstanding fees and expenses of the C Share Trustee and then pay over the
                                                       remainder of such distribution to the Company or, in the
                                                       event of liquidation of the Company, to the other
                                                       shareholders of the Company, pro rata.

                                              o        Upon the conversion into Ordinary Shares or the sale to a
                                                       party other than an affiliate of the transferring holder or another Equity Investor of 50% of the Preferred A Shares
                                                       initially issued to the Equity Investors (the "Threshold
                                                       Event"), the C Share Trustee will tender the C Shares to the
                                                       Company for nil consideration.

                                              o        Until the Threshold Event, the C Share Trustee will vote the
                                                       C Shares in accordance with the directions of the Equity
                                                       Investors, in proportion to their respective holdings of the
                                                       Preferred A shares.

                                              o        The fees and expenses of the C Share  Trustee will be for
                                                       the account of the Company

VII MISCELLANEOUS

         Board Composition.............       Post-Restructuring the Supervisory Board will be reconstituted as a six-member board comprising two designees of the Preferred
                                              A Shares ("Supervisory Directors A"), two designees of the
                                              Preferred B Shares ("Supervisory Directors B"), and two
                                              independent directors mutually acceptable to the Equity
                                              Investors and the Consenting Noteholders ("Supervisory Directors
                                              C").

                                              The Supervisory Board will form a three-member Committee
                                              comprised of the two Supervisory Directors A and one other director to be appointed by a two-thirds majority of the
                                              Supervisory Board (as constituted post-Restructuring), which
                                              Committee shall have authority to make binding nominations for the appointment of the Company's executive officers and shall have authority to act on behalf of the Supervisory Board with respect to day-to-day operational matters.

                                              Notwithstanding the foregoing, a two-thirds vote of the
                                              Supervisory Board shall be required to approve the following:

                                              o        Any sale or liquidation of the Company or any sale of
                                                       substantially all the Company's assets outside ordinary
                                                       course of business;

                                              o        Any merger or consolidation in which the Company is not
                                                       the surviving entity, or any acquisition, merger or
                                                       consolidation in which the Company is the surviving
                                                       entity and which is effected for a total consideration
                                                       in excess of (euro)10 million;

                                              o        The incurrence of indebtedness for borrowed money,
                                                       other than the term debt contemplated above under
                                                       "Alternative Financing" and up to (euro)20.0 million of
                                                       working capital debt conditional upon there being no
                                                       working capital debt outstanding at least once in every
                                                       12 month period; and

                                              o        The issuance of additional equity or equity-linked
                                                       securities, other than the issuances expressly
                                                       contemplated hereby and the issuance of Shares under
                                                       the Management Stock Option Plan.

         Anti-Takeover Provisions......       The Articles of Association shall provide that any person or group acting in concert, other than an Equity Investor, acquiring directly or indirectly the beneficial ownership of 25% of the Company's outstanding shares shall be required to commence a tender offer for all of the Company's outstanding equity securities, other than any outstanding C Shares, at a price equal to the highest price paid by such person or group acting in concert for any share in the capital of the Company during the preceding 12 months.

         Registration Rights...........       The holders of Preferred A Shares will have the right to two long-form registrations and unlimited short-form and "piggyback"
                                              registrations at the Company's expense, subject in the case of piggyback registrations to customary underwriter cutbacks. The holders of Preferred B Shares will have the right to participate on a pro-rata basis in all demand registrations by the holders of the
                                              Preferred A Shares.

         Preemptive Rights.............       The holders of Preferred Shares will have the preemptive right to subscribe for their pro-rata portion of any future offerings of equity or equity-linked securities by the Company, other than issuances to management of Ordinary Shares authorized under the
                                              Management Stock Option Plan, and issuance for non-cash
                                              consideration.


                                 EXHIBIT B1

               Issuance of Warrants by CompleTel Europe N.V.

                             Warrant Term Sheet

Capitalized terms not otherwise defined in this Warrant Term Sheet have the meanings set forth in Amendment No.1 to the Restructuring Agreement to which this Exhibit B1 is part, the Restructuring Agreement and the Term Sheet thereto. Comparative figures are provided in this Warrant Term Sheet assume a 670-1 Reverse Share Split and the reduction in capital that will result in the Company's equity shares having a par value of
(euro)0.04/share, which shall both be effected prior to the consummation of the Restructuring.


I.   WARRANTS TO BE ISSUED TO EXISTING SHAREHOLDERS

     Securities........................       Warrants (the "Warrants") to subscribe for Ordinary Shares.

     Beneficiaries of the                     Each holder of an Ordinary Share on the Issuance Date will be
     Warrants..........................       granted Warrants, unless they expressly waive their right to such grant.  The issuance of the Warrants will not be contingent upon any shareholder vote or on the closing of the proposed
                                              recapitalization.

                                              Madison Dearborn Partners, Meritage, DeGeorge, each of the Company's
                                              Supervisory Directors and each member of the Company's management who participates in any Management Investment as part of the
                                              Restructuring will waive their right to be granted Warrants.


                                              "Beneficiary" means each shareholder in the Company (together the
                                              "Shareholders") who will not have waived their right to be granted
                                              Warrants on the Issuance Date.

     Offering..........................       Each Beneficiary will be granted one Warrant per Ordinary Share they hold on the Issuance Date.

                                              Approximately 55,500,000 Warrants will be granted on the
                                              Issuance Date.

     Issuance Date.....................       The Warrants will be granted on the earlier of the day prior to the first issuance of Shares pursuant to the Restructuring and
                                              September 26, 2002 (the "Issuance Date") to Shareholders of
                                              record as of that date.  The Issuance Date will be announced at least 10 days in advance to comply with US law requirements (Rule
                                              10b-17) AND prior to the proposed Existing Shareholders' Meeting, currently scheduled for Tuesday, August 20, 2002.  The Issuance
                                              Date would occur prior to the consummation of the Restructuring.

     Issue Price for Warrants..........       (euro) 0.0

     Number of Ordinary Shares to Be
     Subscribed to upon Exercise of the
     Warrants..........................       Each Warrant will give Shareholders the right to subscribe for up to 4.012 Ordinary Shares (0.006 Ordinary Shares after giving effect to the proposed 670-1 Reverse Share Split, or a total of up to approximately 333,000 post-split Ordinary Shares).
                                              Warrants will only be exercisable for the receipt of a whole number of Ordinary Shares.

     Exercisability....................       Each Warrant will be exercisable at the Beneficiary's option during the Exercise Period under the conditions set forth
                                              herein.  Following the Exercise Period, the Warrants will expire.


                                              The Warrants will not be exercisable by investors in jurisdictions where such exercise would be unlawful. In particular, the Ordinary
                                              Shares underlying the Warrants will not be registered under the US
                                              Securities Act of 1933 and the Warrants may not be exercised in the
                                              United States or by US persons.

     Exercise Price....................       The greater of the par value of the underlying Ordinary Shares and
                                              (euro) 0.015 per Ordinary Share (equivalent to (euro)10.05 per
                                              Ordinary Share after giving effect to the proposed 670-1 Reverse
                                              Share Split), or a total of approximately (euro)3,340,000 assuming all Warrants are exercised.

     Exercise Period...................       The Warrants will be exercisable from December 15, 2002 until the
                                              15th day following the Company's public issuance of its audited financial statements in respect of 2002 (and the Company shall use its best efforts to effect such publication no later than
                                              Tuesday, February 25, 2002) (the "Exercise Period").

                                              Ordinary Shares in respect of Warrants that expire without being taken up will be made available for subscription (the "Warrant
                                              Backstop Right") on a pro rata basis in relation to their
                                              shareholdings, to holders of Preferred Shares, at the Exercise Price, for a period of four weeks following the termination of the Exercise
                                              Period. The Warrant Backstop Right will be governed by the same terms and conditions as the Warrants issued to existing Shareholders except that they will expire four weeks following the termination of the
                                              Exercise Period and they will not be listed on the Paris Stock
                                              Exchange.

     Listing...........................       The Warrants will be listed on the Paris Stock Exchange as from the Listing Date.


II.  WARRANTS TO BE ISSUED TO SUPERVISORY DIRECTORS B AND C

     Numbers of Director Warrants to be
     Issued............................       Director Warrants exercisable for up to 52,000 Ordinary Shares
                                              (after giving effect to the Company's proposed 670-1 Reverse
                                              Share Split) will be granted to individuals who will join the
                                              Supervisory Board of the Company as Supervisory Directors B and C
                                              (each of them, a Supervisory Director"), subject to such vesting requirements as the existing Supervisory Board members may determine.

     Issuance Date of the Warrants
     to Be Issued to Supervisory
     Directors.........................       The Director Warrants shall be issued to the relevant Supervisory
                                              Directors within 1 month after their appointment to the Supervisory
                                              Board.

     Terms and Conditions of the
     Warrants..........................       Subject to the provisions of this Section II and to such other modifications as the Supervisory Board, with the approval of all
                                              Supervisory Directors A, may determine from time to time, the
                                              Director Warrants granted to the Supervisory Directors B and C will be governed by the same terms and conditions as the Warrants issued to existing Shareholders.

                                                               Exhibit 99.2
                                                               ------------


    NEWS RELEASE

Completel Europe N.V.                        Investor Contact:
Blaak 16                                     Catherine  Blanchet, Director of
3011 TA Rotterdam                            Strategic Planning and Investor
The Netherlands                              Relations
+31 10 43 00 844                             Tel: +33 1 72 92 20 32
                                             e-mail : ir@completel.fr
                                                      ---------------

(ParisBourse: CTL)

September 4, 2002


         DUTCH COURT GRANTED ITS APPROVAL OF COMPLETEL AKKOORD PLAN

   EQUITY COMMITMENTS CURRENTLY AROUND(euro)44 MILLION COVERING MORE THAN
           THE(euro)30 MILLION FUNDING GAP PREVIOUSLY ANNOUNCED

PARIS, September 4, 2002 - Completel Europe N.V. announced that the Dutch bankruptcy court overseeing the suspension of payments has today confirmed the Akkoord composition plan proposed by Completel. This decision will become final and conclusive on September 13 (0.00 hrs CET), after a formal appeals period of 8 days.

Completel Europe NV also announced that it has secured equity commitments for around (euro) 44 million in new investment versus (euro)39.9 million previously announced. Completel anticipates that the equity raised through its recapitalization process will more than cover its previously announced funding gap of (euro)30 million, thus fully funding its operations through cash flow breakeven.

Jerome de Vitry, Completel Chief Executive Officer, commented : "The closing of our recapitalization will occur by the end of September. Thereafter, Completel will emerge as an even stronger competitor serving the French market. We expect to have almost no debt and to be fully-funded to achieve cash flow breakeven".

Completel Europe NV (ParisBourse: CTL).
Completel is a facilities-based provider of fiber optic local access telecommunications and Internet services to business end-users, carriers and ISPs in France.

NOTE:

This press release does not constitute an offer of any securities for sale.

The information in this press release may include information that constitutes "forward-looking statements" within the meaning of Section 21E of the U.S. Securities Exchange Act. These forward-looking statements are identified by their use of such words as "believes," "anticipates," "should," "expects," "forecast," "projects," and similar expressions. Such statements are based on the current expectations and assumptions of the management of Completel only, and Completel does not undertake to publicly update or revise these statements, whether as a result of new information, future events or otherwise. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause Completel's actual future results, performance and achievements to differ materially from those forecasted or suggested in this press release. The most important of such factors is Completel's potential inability to effect its recapitalization. Furthermore, with respect to revenue and cash flow forecasts, such factors include, but are not limited to: (a) decline in demand for Completel's telecommunications services; (b) pricing pressures from Completel's direct competitors as well as from providers of alternative services; (c) failures, shutdowns or service disturbances with respect to Completel's networks; and (d) worsening carrier and Internet data market weakness. For a more detailed discussion of such risks affecting the Company, please refer to Completel's prospectuses and 10-K, 10-Q and 8-K reports filed with the U.S. Securities and Exchange Commission.


Paris office: Tour Egee, 9-11 allee de l'Arche, 92671 Courbevoie Cedex, FRANCE
                           Tel: +33 1 72 92 20 00
                             www.completel.com